Investor Presentation May 2012

I.BEE’s Unique Value Proposition

II.Company Overview

III.Industry Update

IV.Operating Trends

V.Financial Overview

BEE’s Unique Value Proposition

BEE’s Unique Value Proposition

oThe only pure play high-end lodging REIT

oHigh-end outperforms the industry in a recovery

oIndustry leading asset management expertise

oAssets are in pristine condition

oEmbedded organic growth through revenue growth and ROI opportunities

oReplacement cost, excluding land, approximately $700,000 per key

oHistorically low supply growth environment, particularly in BEE markets

oBalance sheet positioned for growth

The best investment proposition in the lodging space

BEE’s Unique Value Proposition

Proven Investment Track Record

Industry Leading Asset Management

High-end, Unique & Irreplaceable Hotel & Resort Portfolio

Highlights

oBest portfolio in public markets

oLocations in high-barrier-to-entry markets

oCity-center and resort destinations

oWorld-class amenities

oNo new supply in BEE’s markets

Four Seasons Jackson Hole Ritz-Carlton Laguna Niguel

InterContinental Chicago

BEE’s Unique Value Proposition Proven Investment Track Record Industry Leading Asset Management High-end, Unique & Irreplaceable Hotel & Resort Portfolio

BEE’s Unique Value Proposition

Proven Investment Track Record Industry

Highlights

oExecution of complex and accretive restructurings

oAssessment and development of ROI projects

oRecent success in acquiring hotels through off-market transactions

oMaximized proceeds through well-timed asset sales

Hotel del Coronado Michael Jordan’s Steak House Fairmont Scottsdale Princess

Proven Investment Track Record Industry Leading Asset Management High-end, Unique & Irreplaceable Hotel & Resort Portfolio Highlights

oHighest EBITDA per room in competitive set

oSustained market share penetration and revenue growth

oImplemented cost cutting initiatives in advance of downturn

oMaintained fixed cost reductions in recovery

oStrong relationships with and rigorous oversight of brand managers

EBITDA Per Available Room

Annual RevPAR Index

BEE’s Unique Value Proposition

Note: All metrics represent full-year 2011 results.

BEE portfolio reflects Total United States portfolio as of 12/31/2011.

Source: Public filings

Source: Smith Travel Research 107.5 108.5 107.0 110.7 113.7 118.110010410811211612020072008200920102011Q1 2012

I.BEE’s Unique Value Proposition

II.Company Overview

III.Industry Update

IV.Operating Trends

V.Financial Overview

Company Overview

Top-Tier Market Exposure

17 hotels located in primary gateway cities and high barrier to entry markets; including 7,762 rooms and 840,000 square feet of meeting space

Portfolio Well-Positioned to Enhance Cash Flow Growth

STRATEGIC
Hotels & Resorts

Notable 2011 capital projects

- InterContinental Miami – Guestroom renovation
- InterContinental Chicago – Michael Jordan's Steak House



InterContinental Miami Guestroom

Notable 2010 capital projects

- Four Seasons Washington, D.C. – Retail outlet renovation
- Marriott Lincolnshire Resort – Lobby renovation
- Westin St. Francis – Michael Mina Steakhouse conversion



Westin St. Francis Michael Mina Bourbon Steak

Notable 2009 capital projects

- Four Seasons Washington, D.C. – Lobby renovation, 11-room expansion, new restaurant, 63-room and suite renovation
- Westin St. Francis – Clock Bar



Four Seasons Washington, D.C. Lobby

Notable 2008 capital projects

- Fairmont Chicago – ENO wine tasting room, lobby renovation, guestroom renovation, new spa and fitness center
- Four Seasons Punta Mita Resort – New lobby bar
- Ritz-Carlton Half Moon Bay – ENO wine tasting room, restaurant and lounge renovation, suite renovation



Fairmont Chicago Lobby

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LUXURY. OWNED AND MANAGED.™

Potential Capital Projects in the Pipeline

STRATEGIC™
Hotels & Resorts



Four Seasons Washington, D.C.
- ENO Wine Room
- Retail space optimization



Four Seasons Silicon Valley
- Qauttro patio renovation
- Meeting room renovation



Four Seasons Jackson Hole
- Restaurant re-concept



InterContinental Chicago
- North tower guestroom renovation
- Meeting space expansion
- Michigan Ave. façade optimization

Ritz-Carlton Laguna Niguel
- 35-room fire pit addition
- Pool deck upgrades



InterContinental Miami
- Public space revitalization
- Meeting space expansion
- Pool deck refurbishment



Fairmont Chicago
- Meeting space renovation
- Restaurant re-concept



Westin St. Francis
- ENO Wine Room

Loews Santa Monica Beach Hotel
- Exterior / interior upgrade



Significant ROI capital investment opportunities within existing portfolio; rigorous analysis and approval process for each project

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LUXURY. OWNED AND MANAGED.™

I.BEE’s Unique Value Proposition

II.Company Overview

III.Industry Update

IV.Operating Trends

V.Financial Overview

Industry Update

-7%-5%-3%-1%1%3%5%7%9%198919911993199519971999200120032005200720092011Supply % Change Demand % Change12

oLodging demand historically correlates with GDP (~80%) but potential exists for near-term disconnect, particularly at the high-end

oCustomer demographics for luxury / high-end very strong – corporate America and college educated consumers

oSupply growth remains historically low and development pipeline indicates muted supply for the next several years

Total U.S. Supply & Demand Change (TTM) Source: Smith Travel Research Demand growth exceeds supply growth by 400 bps which should result in significant ADR growth as recovery continues Lodging Outlook

12 + 4.0%

13 Source: Smith Travel Research Note: Data represents trends within the United States

oLuxury supply growth was historically lower leading into the recent recession

oProjects in planning or under construction have decreased significantly

oNo new competitive luxury or upper-upscale supply projected in BEE markets

o1-2 years estimated time to permit; 3 years estimated time to build a luxury hotel

oEconomic proposition of hotel construction challenging with replacement cost estimated at over $700,000 per key

Favorable Supply Outlook Year-Over-Year % Supply Growth

1988 – Q1 2012 Average: 4.0% Supply Growth in BEE Markets = 0.0% (4%)(2%)0%2%4%6%8%10%12%14%198919901991199219931994199419961997199819992000200120022003200420052006200720082009201020112012

Luxury Hotels Outperform in a Recovery

STRATEGIC Hotels & Resorts

- Luxury hotels have experienced prolonged RevPAR growth following past industry downturns
  - 1992 – 2000: ***9 consecutive years*** of annual luxury RevPAR growth totaling 109% or ***8.5% annually***
  - 2002 – 2007: ***5 consecutive years*** of annual luxury RevPAR growth totaling 48% or ***8.2% annually***
- Overall luxury room nights sold is at an all-time high; 30% higher than 2007

Annual % Change in RevPAR



20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
Total U.S.
Luxury
Luxury Outperformance: 2.2% CAGR
Luxury Outperformance: 4.1% CAGR
1988
1991
1994
1997
2000
2003
2006
2009
2012E

Source: Smith Travel Research and PWC

Luxury outperformed Total U.S. hotels 2.0% - 4.0% in previous two downturns

Quarterly Luxury Room Night Demand (000s)



35,000
30,000
25,000
20,000
15,000
10,000
Most luxury room nights ever sold
Δ 30%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Source: Smith Travel Research

Luxury room night demand currently at all-time highs

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LUXURY. OWNED AND MANAGED.™

15 ADR RevPAR

EBITDA Per Available Room

Non – Rooms Revenue Per Available Room

Note: All metrics represent full-year 2011 results

BEE portfolio reflects Total United States portfolio as of 12/31/2011

Source: Public filings

BEE delivers industry leading results

BEE Outperforms Competitors

oTotal RevPAR is key top-line performance metric

oFocus on maximizing RevPAR, other revenue, and yield per square foot

BEE Total Revenue Mix

Peers Total Revenue Mix

Note: All metrics represent the full-year 2011. BEE portfolio reflects the North America Same Store portfolio

Peers include: DRH, HST, LHO, PEB, SHO

Source: Public filings

BEE revenue driven more heavily by non-rooms revenue relative to peers, maximizing yield per square foot from our hotels

BEE Revenue Mix Compared to Peers 54%36%10%Rooms Other

Food & Beverage 65%29%6%

Rooms

Other

Food & Beverage

36%21%10%27%6%40%20%9%26%5%17

Note: Statistics represent the full year 2011. Portfolio reflects the North America Same Store portfolio BEE Occupied Room Nights Mix BEE Room Revenue Mix

oTargeted mix of business ~50% / 50% group/transient

oGroup business typically yields higher non-rooms revenue than transient business

43% Group

40% Group

57% Transient

60% Transient

BEE total revenue driven heavily by group business and ancillary group spend; still significant capacity to grow group business

17 BEE Revenue Mix Transient – Other Transient – Negotiated Group – Association Group – Corporate Group—Other

BEE (1)PeersPeer margins @ BEE Revenue MixRevenue Rooms54%65%54% Food & Beverage36%29%36% Other10%6%10%Total100%100%100%Departmental Profit MarginRooms71%73%73%Food & Beverage26%27%27%EBITDA21%24%18%18 3% better than peers

(1) Portfolio includes all North American hotels owned for the full year 2011

Peers include: DRH, HST, LHO, PEB, & SHO

Source: Public filings

BEE’s margins significantly outperform when adjusted for same revenue mix

Industry Leading Operating Margins

I.BEE’s Unique Value Proposition

II.Company Overview

III.Industry Update

IV.Operating Trends

V.Financial Overview

Operating Trends

Group Booking Outlook

- Group pace remains the most reliable forward looking indicator
- Booking window has shortened forcing more reliance on room nights booked ITYFTY ("in-the-year-for-the-year")



Year-Over-Year Group Pace
Assuming similar production as 2011, group room nights 14% below peak
1,000,000
800,000
600,000
400,000
200,000
0
2007
2008
2009
2010
2011
2012*
Definite through March
Production in the year
*2012 production in the year assumes the same production as in 2011

Group room nights on the books for 2012 are up 0.7% compared to same time last year; ADR up 4.3% compared to 2011 rate

Group room nights on the books for 2013 are up 8% compared to 2012; ADR up 2% compared to 2012 rate

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LUXURY. OWNED AND MANAGED.™

21 $100$120$140$160$180$200200720082009201020112012F$140$160$180$200$220200720082009201020112012F

$120$160$200$240$280200720082009201020112012F60%64%68%72%76%80%200720082009201020112012

FOcc u panc y AD R

Re vPAR Property EBITDA (in millions)

Note: Same store North America portfolio, excludes: Hotel del Coronado, Fairmont Scottsdale Princess, Four Seasons Jackson Hole, Four Seasons Silicon Valley 2012 forecast assumes midpoint of guidance range

Operating performance improving; still below peak

Embedded Portfolio Growth

I.BEE’s Unique Value Proposition

II.Company Overview

III.Industry Update

IV.Operating Trends

V.Financial Overview

Financial Overview

Strong Recapitalized Balance Sheet ($ in millions)

STRATEGIC Hotels & Resorts

Key Stats	
Net Debt/EBITDA	14.3x
Net Debt+Pref /EBITDA	17.4x
Net Debt/TEV	76.9%
Avg. Maturity (yrs)	3.4
Unencumbered assets	0
Corporate liquidity (MM)	$105.0
Mix of Debt	
Bank Debt	17.8%
Life Insurance Co.	25.6%
CMBS	56.6%

January 1, 2010



Bank / Life Co.
CMBS
Fairmont Scottsdale
Hotel del Coronado
European
Corporate
$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
$834.5
$875.2
$282.8
$180.0
$90.0
$281.7
$358.0
$148.9
$194.8
$173.5
$124.9
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

Key Stats [a][b]	
Net Debt/EBITDA	6.1x
Net Debt+Pref /EBITDA	7.8x
Net Debt/TEV	40.7%
Avg. Maturity (yrs)	5.1
Unencumbered assets	2
Corporate liquidity (MM)	$345.0
Mix of Debt	
Bank Debt	38.0%
Life Insurance Co.	31.5%
CMBS	30.5%

March 31, 2012



Bank / Life Co.
CMBS
Fairmont Scottsdale
Hotel del Coronado
European
Corporate
$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
$52.2
$115.5
$300.0 Capacity
$66.5
$275.8
$145.8
$130.0
$315.7
$195.0
$145.0
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

Note: Assumes full extension periods for all loans.
[a] Pro-forma for April 2012 equity offering.
[b] EBITDA reflects mid-point of 2012 guidance range.

BEE's balance sheet is structured for growth

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LUXURY. OWNED AND MANAGED.™

1st Quarter 2012 Results (EBITDA in millions)

	2011 Actual		2012 Actual
Operations *(Same Store N.A. Portfolio)* [(a)]			
ADR	$226	5.1%	$238
RevPAR	$146	9.4%	$160
Total RevPAR	$279	7.7%	$301
EBITDA Margins	15.5%	170 bps	17.2%
Corporate Results			
Comparable EBITDA	$28.7	15.9%	$33.3
Comparable FFO / share	($0.02)	N/A	$0.02

(a) Excludes Fairmont Scottsdale Princess, Four Seasons Jackson Hole, Four Seasons Silicon Valley, and Hotel del Coronado

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LUXURY. OWNED AND MANAGED.™

2012 Guidance (EBITDA in millions)

	2011 Actual		2012 Guidance
Operations			
(Same Store N.A. Portfolio) [a]			
RevPAR	$170	6%-8%	$180-$183
Total RevPAR	$314	5%-7%	$330-$336
EBITDA Margins	21.1%	100 - 175bps	22.1%-22.9%
Corporate Results			
Comparable EBITDA	$155	7%-16%	$165-$180
Comparable FFO / share [b]	$0.14	50%-107%	$0.21-$0.29

[a] Portfolio excludes Fairmont Scottsdale Princess, Four Seasons Jackson Hole, Four Seasons Silicon Valley, and Hotel del Coronado
[b] 2011 Comparable FFO / share excludes one-time gain associated with preferred equity tender

25

LUXURY. OWNED AND MANAGED.™

oThe only pure play high-end lodging REIT

oHigh-end outperforms the industry in a recovery

oIndustry leading asset management expertise

oAssets are in pristine condition

oEmbedded organic growth through revenue growth and ROI opportunities

oReplacement cost, excluding land, approximately $700,000 per key

oHistorically low supply growth environment, particularly in BEE markets

oBalance sheet positioned for growth

The best investment proposition in the lodging space

BEE’s Unique Value Proposition

Except for historical information, the matters discussed in this presentation are forward-looking statements subject to certain risks and uncertainties. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions concerning matters that are not historical facts. These forward-looking statements are identified by their use of such terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance. Actual results could differ materially from the Company’s projections.

Factors that may contribute to these differences include, but are not limited to the following: the effects of the recent global economic recession upon business and leisure travel and the hotel markets in which the Company invests; the Company’s liquidity and refinancing demands; the Company’s ability to obtain or refinance maturing debt; the Company’s ability to maintain compliance with covenants contained in the Company’s debt facilities; the Company’s ability to meet the requirements of the Maryland General Corporation Law with respect to the payment of preferred dividends on the June 29, 2012 payment date; stagnation or further deterioration in economic and market conditions, particularly impacting business and leisure travel spending in the markets where the Company’s hotels operate and in which the Company invests, including luxury and upper upscale product; general volatility of the capital markets and the market price of the Company’s shares of common stock; availability of capital; the Company’s ability to dispose of properties in a manner consistent with the Company’s investment strategy and liquidity needs; hostilities and security concerns, including future terrorist attacks, or the apprehension of hostilities, in each case that affect travel within or to the United States, Mexico, Germany, England or other countries where the Company invests; difficulties in identifying properties to acquire and completing acquisitions; the Company’s failure to maintain effective internal control over financial reporting and disclosure controls and procedures; risks related to natural disasters; increases in interest rates and operating costs, including insurance premiums and real property taxes; contagious disease outbreaks, such as the H1N1 virus outbreak; delays and cost-overruns in construction and development; marketing challenges associated with entering new lines of business or pursuing new business strategies; the Company’s failure to maintain the Company’s status as a REIT; changes in the competitive environment in the Company’s industry and the markets where the Company invests; changes in real estate and zoning laws or regulations; legislative or regulatory changes, including changes to laws governing the taxation of REITS; changes in generally accepted accounting principles, policies and guidelines; and litigation, judgments or settlements.

Additional risks are discussed in the Company’s filings with the Securities and Exchange Commission, including those appearing under the heading “Item 1A. Risk Factors” in the Company’s most recent Form 10-K and subsequent Form 10-Qs. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. The forward-looking statements are made as of the date of this press release, and the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

27 Disclaimer

Non-GAAP to GAAP Reconciliations

Reconciliation of Net Debt / EBITDA
($ in 000s)

	YE 2009 (a)	1Q 2012 (b)(c)
Consolidated debt	$1,658,745	$1,000,128
Pro rata share of unconsolidated debt	282,825	212,275
Pro rata share of consolidated debt	(107,065)	(45,548)
Cash and cash equivalents	(116,310)	(113,605)
Net Debt	**$1,718,195**	**$1,053,250**
Comparable EBITDA	$119,953	$172,500
Net Debt / EBITDA	**14.3x**	**6.1x**

(a) All figures taken from year-end 2009 financial statements.
(b) Comparable EBITDA reflects mid-point of guidance range.
(c) All figures taken from 1st quarter 2012 financial statements and adjusted for April 2012 equity offering.

Reconciliation of Net Debt + Preferred Equity / EBITDA
($ in 000s)

	YE 2009 (a)	1Q 2012 (b)(c)
Preferred equity capitalization	$370,236	$289,102
Consolidated debt	1,658,745	1,000,128
Pro rata share of unconsolidated debt	282,825	212,275
Pro rata share of consolidated debt	(107,065)	(45,548)
Cash and cash equivalents	(116,310)	(113,605)
Net Debt + Preferreds	**$2,088,431**	**$1,342,352**
Comparable EBITDA	$119,953	$172,500
Net Debt + Preferreds / EBITDA	**17.4x**	**7.8x**

(a) All figures taken from year-end 2009 financial statements.
(b) Comparable EBITDA reflects mid-point of guidance range.
(c) All figures taken from 1st quarter 2012 financial statements and adjusted for April 2012 equity offering.

Reconciliation of Net Debt / TEV
($ in 000s)

	YE 2009 (a)	1Q 2012 (b)
Consolidated Debt	$1,658,745	$1,000,128
Pro rata share of unconsolidated debt	282,825	212,275
Pro rata share of consolidated debt	(107,065)	(45,548)
Cash and cash equivalents	(116,310)	(113,605)
Net Debt	**$1,718,195**	**$1,053,250**
Market Capitalization	$144,966	$1,243,298
Total Debt	1,834,505	1,166,855
Preferred Equity	370,236	289,102
Cash and cash equivalents	(116,310)	(113,605)
Total Enterprise Value	**$2,233,397**	**$2,585,650**
Net Debt / Enterprise Value	**76.9%**	**40.7%**

(a) All figures taken from year-end 2009 financial statements.
(b) All figures taken from 1st quarter 2012 financial statements and adjusted for April 2012 equity offering.

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LUXURY. OWNED AND MANAGED.™

Non-GAAP to GAAP Reconciliations 20122011Net loss attributable to SHR common shareholders(31,516)$ (35,407)$ Depreciation and amortization 25,490 30,605 Interest expense 19,605 19,548 Income taxes—continuing operations465 (1,648) Income taxes—discontinued operations- 359 Noncontrolling interests(117) (138) Adjustments from consolidated affiliates (1,257) (1,329) Adjustments from unconsolidated affiliates6,682 3,890 Preferred shareholder dividends6,041 7,721 EBITDA25,393 23,601 Realized portion of deferred gain on sale-leaseback—continuing operations(51) (53) Realized portion of deferred gain on sale-leaseback—discontinued operations- (1,152) Gain on sale of assets—continuing operations- (2,640) Gain on sale of assets—discontinued operations- (14) Foreign currency exchange loss (gain)—continuing operations (a)5 (139) Foreign currency exchange gain—discontinued operations (a)- (58) Adjustment for Value Creation Plan7,939 9,181 Comparable EBITDA 33,286$ 28,726$ (a)Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.March 31,Reconciliation of Net Loss Attributable to SHR Common Shareholders to EBITDA and Comparable EBITDA(in thousands)Three Months Ended

Non-GAAP to GAAP Reconciliations 20122011Net loss attributable to SHR common shareholders(31,516)$ (35,407)$ Depreciation and amortization 25,490 30,605 Corporate depreciation(265) (299) Gain on sale of assets—continuing operations- (2,640) Gain on sale of assets—discontinued operations- (14) Realized portion of deferred gain on sale-leaseback—continuing operations(51) (53) Realized portion of deferred gain on sale-leaseback—discontinued operations- (1,152) Deferred tax expense on realized portion of deferred gain on sale-leasebacks- 359 Noncontrolling interests adjustments(133) (157) Adjustments from consolidated affiliates (667) (1,561) Adjustments from unconsolidated affiliates3,764 1,839 FFO(3,378) (8,480) Redeemable noncontrolling interests16 19 FFO—Fully Diluted(3,362) (8,461) Non-cash mark to market of interest rate swaps (1,530) (4,366) Foreign currency exchange loss (gain)—continuing operations (a)5 (139) Foreign currency exchange gain—discontinued operations (a)- (58) Adjustment for Value Creation Plan7,939 9,181 Comparable FFO 3,052$ (3,843)$ Comparable FFO per diluted share0.02$ (0.02)$ Weighted average diluted shares188,787 157,333 (a)Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.March 31,Three Months Ended

Non-GAAP to GAAP Reconciliations

2012 Guidance
(in millions, except per share data)

Operational Guidance	Year Ended December 31, 2012 Low Range	Year Ended December 31, 2012 High Range
North American same store Total RevPAR growth (a)	5.0%	7.0%
North American same store RevPAR growth (a)	6.0%	8.0%

(a) Includes North American hotels which are consolidated in our financial results, but excludes the Four Seasons Jackson Hole and Four Seasons Silicon Valley hotels, which were acquired in 2011.

Comparable EBITDA Guidance	Year Ended December 31, 2012 Low Range	Year Ended December 31, 2012 High Range
Net loss attributable to common shareholders	$ (79.3)	$ (64.3)
Depreciation and amortization	105.0	105.0
Interest expense	83.1	83.1
Income taxes	1.1	1.1
Noncontrolling interests	(0.3)	(0.3)
Adjustments from consolidated affiliates	(5.7)	(5.7)
Adjustments from unconsolidated affiliates	28.3	28.3
Preferred shareholder dividends	24.2	24.2
Realized portion of deferred gain on sale-leasebacks	(0.2)	(0.2)
Adjustment for Value Creation Plan	8.8	8.8
Comparable EBITDA	$ 165.0	$ 180.0

Comparable FFO Guidance	Year Ended December 31, 2012 Low Range	Year Ended December 31, 2012 High Range
Net loss attributable to common shareholders	$ (79.3)	$ (64.3)
Depreciation and amortization	103.8	103.8
Realized portion of deferred gain on sale-leasebacks	(0.2)	(0.2)
Noncontrolling interests	(0.2)	(0.2)
Adjustments from consolidated affiliates	(2.9)	(2.9)
Adjustments from unconsolidated affiliates	15.5	15.5
Adjustment for Value Creation Plan	8.8	8.8
Other adjustments	(1.5)	(1.5)
Comparable FFO	$ 44.0	$ 59.0
Comparable FFO per diluted share (b)	$ 0.21	$ 0.29

(b) Comparable FFO per diluted share has been adjusted to reflect the 18.4 million shares issued in the Company's common equity offering which closed on April 23, 2012.

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LUXURY. OWNED AND MANAGED.™

Thank You